SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) May 23, 2002

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS3)


                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                  333-76376              51-0362653
--------                                  ---------              ----------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
Incorporation)                             Number)          Identification No.)

8400 Normandale Lake Blvd.                                        55437
                                                                  -----
Suite 250                                                       (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000

Item 5. Other Events.
        ------------

        The consolidated financial statements of Ambac Assurance Corporation and Subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 26, 2002; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and Subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Commission on May 13, 2002), and the Current Reports on Form 8-K filed with the Commission on January 25, 2002 and April 18, 2002 as each related to Ambac Assurance Corporation are included in the Prospectus Supplement dated May 23, 2002.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:



             Item 601 (a) of
             Regulation S-K
Exhibit No.  Exhibit No.        Description

1            23           Consent of KPMG LLP, independent certified public
                          accountants of Ambac Assurance Corporation and Subsidiaries with respect to the Residential Asset
                          Securities Corporation, Home Equity Mortgage
                          Asset-Backed Pass-Through Certificates, Series
                          2002-KS3


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RESIDENTIAL ASSET SECURITIES
                                                CORPORATION


                                            By:/s/ Lisa Lundsten
                                            Name:  Lisa Lundsten
                                            Title: Vice President




Dated: May 23,  2002



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                                  EXHIBIT INDEX


               Item 601(a) of                              Sequentially
Exhibit        Regulation S-K                              Numbered
Number         Exhibit No.              Description        Page

1              23                       INDEPENDENT
                                        AUDITORS CONSENT

                                    EXHIBIT 1
                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-76376) of Residential Asset Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated May 23, 2002, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



New York, New York
May 23, 2002


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